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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 19, 2000


                            GUARANTY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                TEXAS                      0-23113                75-1656431
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



          100 WEST ARKANSAS
         MOUNT PLEASANT, TEXAS                                          75455
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (903) 572-9881


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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 19, 2000, Arnold, Walker, Arnold & Co., P.C. ("Arnold Walker"), the independent accounting firm engaged to audit the 1999 financial statements of Guaranty Bancshares, Inc. (the "Company"), was notified that they will be dismissed following the issuance of their report on the Company's 1999 financial statements and their review of the Company's 1999 Form 10-K. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Company's Board of Directors.

         Arnold Walker's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements during the two most recent fiscal years ended December 31, 1999 and the subsequent interim period through January 19, 2000, there were no disagreements between the Company and Arnold Walker on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Arnold Walker, would have caused Arnold Walker to make reference to the matter in their reports.

         During the Company's two most recent fiscal years and the subsequent interim period through January 19, 2000, Arnold Walker did not advise the Company with respect to any of the matters listed in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

         Effective January 21, 2000, the Company engaged Fisk & Robinson, P.C. as its principal accountant to audit the Company's 2000 financial statements. The Company has not consulted with Fisk & Robinson, P.C. during the two most recent fiscal years and the subsequent interim period preceding the engagement of Fisk & Robinson, P.C. relating to the application of accounting principals to a specified completed or proposed transaction, or the type of opinion Fisk & Robinson, P.C. might render on the Company's financial statements.

         In accordance with the rules of the Securities and Exchange Commission, the Company provided Arnold Walker a copy of the disclosures made under this
Item 4 of Form 8-K and requested Arnold Walker to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arnold Walker agrees with the above statements made by the Company herein and, if not, stating the respects in which it does not agree. Such letter is attached as Exhibit 16.1 to this Form 8-K.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

 EXHIBIT
  NUMBER                               DESCRIPTION OF EXHIBIT
---------                              ----------------------
   16.1                      Letter of Arnold, Walker, Arnold & Co., P.C.
                             regarding change in certifying accountant.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GUARANTY BANCSHARES, INC.



                                             By: /s/ ARTHUR B. SCHARLACH, JR.
                                                     Arthur B. Scharlach, Jr.
                                                     President

Dated: January 25, 2000
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                 [Arnold, Walker, Arnold & Co., P.C. letterhead]



                                January 21, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

We have read Item 4 of Guaranty Bancshares, Inc.'s Form 8-K dated January 19, 2000 and are in agreement with the statements contained therein.

                                         Very truly yours,

                                         /s/ Arnold, Walker, Arnold & Co., P.C.

                                             Arnold, Walker, Arnold & Co., P.C.